Other provisions, contingent liabilities and contingent assets	12 Months Ended
Dec. 31, 2025
Contingent liabilities assets and commitments [Abstract]
Disclosure of contingent liabilities assets and commitments [Text Block]
6.5 CONTINGENT LIABILITIES, CONTINGENT ASSETS AND COMMITMENTS
6.5.1 Litigation
The Group is exposed to risks derived from the resolution of litigation of different kinds arising in the ordinary course of its business. When such risks are deemed to be probable, provisions are booked using the best estimate of the expected disbursements necessary to settle the obligations arising from such litigation. These provisions are set out in Note 6.3. When such risks are less likely to materialize, contingent liabilities arise. No significant liabilities are envisaged to have a material adverse effect on the Group other than those for which provisions have already been recognized.
There are also contingent assets, meaning assets that could arise from various proceedings in progress. Assets of this kind are not recognized in the financial statements unless it is virtually certain that they will materialize, as required by accounting legislation.
There follows a description of the most significant litigation, in the Group's various business lines, including proceedings that may generate both liabilities or assets.
a) Litigation and other contingent liabilities relating to the Highways business.
Ongoing litigation as of December 2025
US Highways: NTE 35W
On February 11, 2021, there was a multiple vehicle accident on the 35W highway in Fort Worth, Texas involving 133 vehicles and resulting in six deaths and numerous injuries.
As a result of this incident, the concession company NTE Mobility Partners Segment 3 LLC, which is 53.66% owned by Ferrovial, together with other Group Co-Defendant entities and several non-Group US companies, was a party in 29 claims that were filed. Of these, as of today, the six fatality cases have been fully resolved by the parties. As to the other 23 claims related to injury cases, 2 have been fully resolved and 1 is partially resolved. Discovery is still ongoing in the remaining cases.
Following consultation with external legal advisors, the concession company expects no material impact even in the event of an unfavorable ruling, in view of the insurance policies in place.
Therefore, no provision has been recorded to date in relation to this risk.
Portugal: Auto-Estradas Norte Litoral, S.A.
The insolvency estate of J. Gomes - Construções do Cávado, S.A., (the “J. Gomes Parent”) filed a civil lawsuit against Cintra Infrastructures SE (“CISE”) seeking the invalidity of its purchase of shares in Auto-Estradas Norte Litoral, S.A. ("AENL”) (the “AENL Shares”) by CISE from J. Gomes – Concessões Norte, Unipessoal, Lda. (the “J. Gomes Subsidiary”), a fully-owned subsidiary of J. Gomes Parent.
The claimant, J. Gomes Parent, requested, among other things, that CISE return the AENL Shares to the claimant plus an amount corresponding to the total dividends received in connection with those shares since the date on which the sale took place.
The Parties decided to settle the lawsuit and negotiated a settlement agreement according to which they withdraw all claims against the other party and mutually waive (i) the right to claim legal costs, and (ii) the right to appeal or claim nullity of the judgment. The Parties also acknowledged that there are no outstanding claims, demands or rights between them.
The settlement agreement was approved by the Claimant’s Creditors Committee, then executed on December 9, 2025, and approved by the Court on December 18, 2025.
The settlement agreement is final as from January 6, 2026. Certification of “res judicata” was issued on January 16, 2026, thus ending the process.
b) Litigation relating to the Construction business
The Construction business line is involved in several ongoing legal proceedings, relating principally to potential construction defects in the building work it has completed and claims for civil liability. As indicated in Note 6.3, as of December 31, 2025, provisions amounting to EUR 96 million had been recorded in relation to these proceedings. The provision for each of the lawsuits corresponds to the best estimate made by Ferrovial on the possible impact.
Below is a description of the most relevant lawsuits.
Ongoing litigation as of December 2025
Construction business Spain
In 2019, the Spanish National Markets and Competition Commission (CNMC) initiated penalty proceedings against Ferrovial Construcción, S.A. and other construction firms for alleged anti-competitive behavior.
On July 6, 2022, the CNMC issued a resolution finding that Ferrovial Construcción S.A. had committed a “very serious infringement” of Article 1 of Law 15/2007, of July 3, 2007, on the Defense of Competition and Article 101 of the European Union Treaty, and imposing a fine of EUR 38.5 million.
Ferrovial Construcción, S.A. filed a contentious-administrative appeal against the CNMC’s resolution in the Spanish National High Court on October 4, 2022. The claim also requested a precautionary measure staying enforcement.
On December 9, 2022, the Spanish National High Court agreed to suspend the resolution issued by the CNMC’s Competition Court, pending its decision on the contentious-administrative appeal.
The Group considers the outcome of this lawsuit is unlikely to be unfavorable and therefore no amount has been provisioned in this respect.
D4R7 project (Slovakia)
There are four environmental matters involving D4R7 Construction s.r.o. (Ferrovial Construction 65% and Porr 35%) relating to technical violations allegedly committed during execution of the D4R7 highway project in Bratislava, Slovakia. The investigations, though criminal in nature, seek monetary damages and allege (i) failure to obtain permits for soil excavation in Jánošíková (EUR 8.7 million), (ii) extraction of protected land in Blatná na Ostrove without permits (EUR 6.6 million), (iii) unauthorized handling of recycled material for an embankment in Jarovce (potential low six-figure fine), and (iv) improper use of recycled material at Eurovea 2 (EUR 15.2 million). These matters are at different procedural stages, and the Group considers it improbable that they will result in financial risk; therefore, no provisions have been set aside.
Bucaramanga Project (Colombia)
In December 2023, the National Infrastructure Authority (NIA) of Colombia imposed a fine for project delays on the concessionaire for the Ruta del Cacao project, Concesionaria Ruta del Cacao, S.A.S. The fine flows on a “back-to-back” basis to Consorcio Ferrocol Santander (CJV), the entity responsible for the construction of the project in which Ferrovial Construcción has a 70% stake. On January 13, 2025, the NIA ratified the amount of the fine, making it due and payable in February 2025. The concessionaire and CJV then initiated a proceeding seeking a declaration of force majeure. If the proceeding is successful, the NIA will be compelled to reduce and potentially nullify the fine amount. A decision confirming force majeure was issued on September 15, 2025. Since then, two arbitration proceedings have been initiated against ANI, one being a domestic proceeding requesting the annulment and, alternatively, the reduction of the fine, and a second international proceeding regarding whether the works necessary for the completion of the Project fall within scope. The Group has fully considered the foregoing in its financial statements.
I-66 project (USA)
In 2016, FAM Construction, LLC (in which Ferrovial Construction US Corp. holds a 70% interest and Allan Myers VA holds a 30% interest) was awarded the design and construction of the Interstate 66 Outside the Beltway project.
In June 2024, project completion was agreed with the Virginia Department of Transportation. FAM Construction, LLC filed a lawsuit in January 2024 for costs incurred due to the COVID-19 pandemic and associated matters, which remains open.
These claims have been considered in the calculation of the Group’s future loss provisions in accordance with IFRS 15.
Power unit in Turów (Poland)
On January 17, 2025, Budimex S.A. received a lawsuit claiming EUR 248.2 million in liquidated damages and other damages for, among other things, the reduced availability of the power unit and alleged delays in the remediation of disputed defects. The action was brought by the state-owned energy producer, PGE Górnictwo i Energetyka Konwencjonalna S.A. against the consortium responsible for the construction of a new power unit at the Turów Power Plant. The consortium comprises Mitsubishi Power Europe GmbH (52.84%), Técnicas Reunidas, S.A. (23.58%) and Budimex, S.A. (23.58%).
Taking into account the amount claimed and the associated costs involved with defending this lawsuit, the potential risk has been duly provisioned in accordance with Budimex's share in the consortium.
Currently the parties are in the process of mediation.
c) Litigation and other contingent liabilities relating to the Energy business
Ongoing contingent liabilities as of December 2025
Centella Project (Chile)
In 2018, the Republic of Chile awarded the design, construction and operation of a new 252 km, 220 KV- 580 MVA-double circuit transmission line ("Centella Project") to Centella Transmisión S.A. (an indirect wholly owned subsidiary of Ferrovial SE).
The project commenced operation on June 27, 2024 as formally acknowledged by the relevant authority on January 15, 2025.
Pursuant to restated terms of the award, commencement of operations of the transmission line should have occurred no later than January 15, 2024, but during construction, the project suffered certain delays due to unforeseen circumstances, including different force majeure events. In particular, on August 26, 2024, an extension of the final milestone (CoD) of the contract was successfully granted by the Ministry of Energy as a consequence of one of those force majeure events.
Of the different force majeure events requested by Centella Transmisión S.A. to the Ministry of Energy, there are -as of today- two proceedings still pending, whose outcome could enable the Authority to call a guarantee bond and may apply certain penalties under the contract.
Although force majeure must be evaluated on a case-by-case basis, in the past the Ministry of Energy has granted different extensions of milestones due to force majeure events in the Centella Project and in other transmission projects in Chile.
The Group has a provision to cover the estimated risk.
d) Tax-related litigation
Ongoing litigation as of December 2025
As indicated in Note 6.3, Ferrovial has recorded provisions for taxes in its balance sheet for a total amount of EUR 84 million at December 31, 2025 (EUR 84 million at December 31, 2024).
These provisions essentially relate to ongoing litigation arising from tax assessments raised following tax audits in Spain for a disputed sum of EUR 198 million at December 31,2025 (EUR 200 million at December 31, 2024), the most significant amounts relating to corporate income tax (CIT) and VAT for the periods 2002 to 2019.
Tax proceedings related to the tax amortization of financial goodwill on the acquisitions of Amey and Swissport
Ferrovial, the Kingdom of Spain and other Spanish companies concerned successfully applied to the General Court of the European Union for annulment of the Third Commission’s decision of October 15, 2014.
The Commission challenged before the Court of Justice the judgments whereby the General Court annulled its decision (Judgments of September 27, 2023). The Court of Justice dismissed the Commission’s appeals (Judgments of Jun 26, 2025).
The Court notes that it is expressly stated in the initial decisions that the exceptions to the cessation and recovery obligations relate to both direct and indirect acquisitions of shareholdings. Since it had been finally established that those initial decisions were lawful, the General Court was required to infer from them, as it did, that those exceptions related to both types of shareholding acquisition. Both those types of shareholdings are therefore protected by the legitimate expectations recognized by the Commission in the initial decisions. In addition, the principle of legal certainty precludes the Commission from classifying the tax deduction of the financial goodwill resulting from indirect acquisitions of shareholdings as a new State aid scheme which has been implemented unlawfully.
As a consequence of this Judgment, a favorable decision is expected in the appeal pending before the Spanish Supreme Court regarding this same tax concept for the audited years 2002–2005 (disputed amount of EUR 44 million). As the Group considers there are sound grounds supporting its procedural stance in this proceeding, no provision has been recorded as of December 31, 2025. Additionally, the Company expects the Group to recover from the Spanish Tax Agency the initially claimed and paid amount of EUR 45 million, plus delay interest, in relation to the years 2006 to 2021.
Matters previously reported
Unconstitutional Royal Decree-Law 3/2016
On January 18, 2024, the Spanish Constitutional Court announced its ruling related to Royal Decree-Law 3/2016 (RDL 3/2016), on tax measures aimed at the consolidation of public finances, which amended corporate income taxation by limiting the offsetting of net operating losses (25% current limit versus 70% prior to RDL 3/2016), establishing limits on the application of double taxation deductions and forcing the inclusion in the tax base of impairment losses on portfolio investments deducted in previous years.
The Spanish Constitutional Court ruling resolves that the use of the Royal Decree-Law is not suitable for amending the essential elements of Corporate Income Tax (CIT), and that this practice infringes constitutional requirements. Based on the above-mentioned grounds, the Spanish Constitutional Court overturned RDL 3/2016, which is considered null and void. The Company filed several lawsuits with respect to its CIT assessment for tax years 2016 through 2023 based on the same argument.
As a result of the Constitutional Court’s ruling, the Company has obtained favorable decisions in the litigation aimed at challenging Royal Decree-Law 3/2016. The Spanish Tax Authority is currently in the process of enforcing the decisions favorable to Ferrovial. The Group recognized in December 2024 a positive impact of EUR 30.6 million, out of which EUR 15 million have already been recovered in 2025 in procedures that have been executed, and approximately EUR 15 million will also be recovered.
6.5.2 Guarantees
a) Bank guarantees and other guarantees issued by insurance companies
In the course of business, the Group is exposed to possible risks the materialization of which is uncertain, relating to liability under the various contracts entered into in its business lines.
The Group obtains bank guarantees and other guarantees issued by insurance companies to cover potential liabilities arising in the course of business. At December 31, 2025, the balance amounted to EUR 7,939 million (EUR 8,260 in 2024).
The following table contains a breakdown of the risk covered in each business area:

(Million euro)	Dec. 2025	Dec. 2024
Construction	6,838	7,074
Highways	554	476
Airports	88	355
Energy	319	199
Other	140	157
TOTAL	7,939	8,260
The EUR 7,939 million, by type of instrument, relates to: i) EUR 2,590 million in bank guarantees; ii) EUR 4,531 million in guarantees provided by bonding agencies and iii) EUR 818 million in bank guarantees provided by insurance companies.
These guarantees cover the liability to customers for the proper performance of construction or services contracts involving Group companies; the guarantee would be enforced by the customer where a project is not carried out.
Despite the significant amount of these guarantees, the impact that might arise is very low, since the Group companies perform contracts in accordance with the terms and conditions agreed upon with the customers and recognize provisions within the results of each contract for potential risks that might arise from such performance (Note 6.3).
During the 2025 financial year EUR 125 million was issued for photovoltaic plants in the United States, EUR 93 million for the Misae Solar IV project, and EUR 32 million for the Milano Solar project.
Lastly, of the total amount of the Group's bank guarantees for continuing operations listed in the above table, EUR 105 million secures commitments to invest in the capital of infrastructure project companies, mainly JFK-NTO (Note 6.5.3) and a photovoltaic plant in the United States.
b) Guarantees given by Group companies for other Group companies
As indicated previously, in general guarantees are provided among the Group companies to cover third-party liability arising from contractual, commercial or financial relationships.
Although these guarantees do not have any effect at the Group’s consolidated level, there are certain guarantees provided by ex-infrastructure project companies to infrastructure project companies (Note 1.1.2) which should be noted due to the classification of project borrowings as non-recourse debt (see Note b.1). Contingent capital guarantees).
b.1) Guarantees provided by ex-infrastructure project companies to infrastructure project companies to secure borrowings, which could give rise to future additional capital disbursements should the guaranteed events take place (contingent capital guarantees).
Two types of guarantees are given by ex-infrastructure project companies to infrastructure project companies:
•Guarantees securing the proper performance of construction and service contracts (Note 6.5.2.a).
•Guarantees related to risks other than the correct performance of construction and service contracts, which could give rise to future additional capital disbursements should the guaranteed events take place (some of which are also included in note 6.5.2.a) because they are bank guarantees).
The latter guarantees are explained in further detail in this section since, as mentioned in Note 5.2. on cash and the cash equivalent and borrowings, infrastructure project company borrowings are without recourse to the shareholders or with limited recourse to the guarantees provided and, therefore, it is relevant to distinguish the guarantees which, should the guaranteed event occur, could be enforced and lead to payments to the infrastructure project companies or the holders of their debt, other than the committed capital or investment mentioned in Note 6.5.3. They are referred to as contingent capital guarantees.
The following table details, by beneficiary company, purpose and maximum amount, of outstanding guarantees of this nature at December 31, 2025 relating to fully consolidated infrastructure project companies. It should be noted that these amounts relate to Ferrovial’s share:

BENEFICIARY COMPANY (PROJECT)	GUARANTEE PURPOSE	Dec. 2025
Conc. Prisiones Lledoners	Technical guarantee to repay amounts to the bank in the event of termination of the contract. Does not cover insolvency (default) or breach by the awarding entity.	59
Centella	Guarantee to cover potential contribution of own resources, in the event that fines are imposed for construction delays.	10
I-66	Several bank guarantees due to disputed amounts owed to Virginia Department of Transport and to replace reserve accounts.	60
Misae Solar IV	Several parent company guarantees covering the Storm Insurance, the Contingent Equity, the Tax Equity Bridge Loan and the Cash Diversion	115
TOTAL GUARANTEES FOR FULLY-CONSOLIDATED INFRASTRUCTURE PROJECTS		244
b.2) Other guarantees given to waste treatment plant companies (Note 3.2.)
During 2025, the Thalia Group has operated waste treatment facilities in Allerton, Northampton, Cambridge, Milton Keynes and the Isle of Wight in the UK, with the majority of the facilities operated under concession contracts.
In December, Thalia Group reached an agreement with the Isle of Wight Council for the early termination of that contract by the end of March 2026. Under this settlement, there has been a full release of all guarantees issued in relation to this project. The termination payment has not had a relevant impact on the Group’s P&L, as it was covered by the Future Loss Provision recognized for the Thalia Group.
As indicated in Note 6.3., at year-end 2025, the Group has a provision for future losses relating to these plants in the amount of GBP 3 million (GBP 22 million as of December 31, 2024). The provision does not include business overheads estimated at GBP 9 million per annum.
For the Milton Keynes and Allerton projects, the current status is: the Milton Keynes’ contract is expected to expire in 2026 and no material issues are open; and the Allerton plant had performance issues during 2025, and the superheater has been replaced.
After the settlement with the Isle of Wight Council, the exposure to outstanding guarantees issued by the Thalia Group is estimated at GBP 97 million (GBP 295 million as of December 31, 2024). Ferrovial’s exposure is limited to the guaranteed amount, but this limitation may be disapplied under certain scenarios, e.g. death or personal injury, fraud, willful misconduct and /or criminal conduct or abandonment.
c) Guarantees given in divestment processes
The sale agreements entered into during the divestment of the former Services business include various guarantees given to the buyers in connection with a number of potential lawsuits or litigation in progress on the transaction dates.
Guarantees that met the relevant requirements of accounting legislation (IAS 37) were provisioned at the year-end. These provisions amount to EUR 19 million.
The main guarantees are as follows:
Litigation relating to the penalty proceedings opened by the Spanish National Markets and Competition Commission (CNMC) in relation to the road maintenance sector:
In July 2019, the CNMC initiated penalty proceedings against Ferroser Infraestructuras, S.A. (currently Serveo Infraestructuras S.A.), as well as against other companies in the sector, due to alleged anti-trust practices during tendering for maintenance and operation services for the State Road Network, arranged by the Ministry of Public Works.
In August 2021, notice was received of a Resolution by the CNMC’s Board declaring a very serious infringement of Article 1 of the Spanish Competition Law (LDC) and Article 101 of the Treaty on the Functioning of the European Union (TFUE). The Board imposed a fine of EUR 5.7 million.
A contentious-administrative appeal was filed against the resolution at the National High Court. In December 2021, notification was received of the admission of the appeal. On February 22, 2022, notification was received of the decision to suspend the penalty resolution in relation to both the fine and the prohibition on contracting. The appeal was suspended on May 10, 2022.
Ferroser Infraestructuras, S.A. (now Serveo Infraestructuras, S.A.) is one of the companies sold as a result of the divestment of the infrastructure maintenance business in Spain completed on January 31, 2022 and is therefore no longer controlled by Ferrovial SE.
Ferrovial gave a guarantee of EUR 6 million to the buyer in relation to this lawsuit. This guarantee will remain valid until the Court authorizes its cancellation, either following the settlement of the sanction amount by Serveo Infraestructuras, S.A. or as otherwise determined by the Court's ruling (e.g., in the event of the sanction is reduced and the amount is paid or the sanction is declared null and void). This amount has been provisioned.
Tax proceedings
At December 31, 2022, guarantees had been granted to PREZERO in connection with various ongoing tax proceedings. The guarantees, which have been provisioned, amount to EUR 4.4 million.
d) Security interests in assets
The security interests in assets, are described in the following notes:
•Guarantees given for fixed assets (Note 3.4).
•Security interests in deposits or restricted cash (Note 5.2).
e) Guarantees received from third parties
At December 31, 2025, Ferrovial had received guarantees from third parties totaling EUR 1,756 million (EUR 1,575 million at December 31 2024), mainly in the Ferrovial Construction companies in the United States (EUR 1,360 million), the Budimex Group (EUR 180 million) and other construction companies (EUR 216 million), highlighting UK (EUR 116 million) and Spain (EUR 36 million).
These third party guarantees are technical guarantees that are offered by certain subcontractors or suppliers mainly in the construction business in order to guarantee full compliance with their contractual obligations with regard to the work they are engaged to complete, and may not be sold or pledged.
6.5.3. Commitments
As described in Note 1.1, infrastructure contracts have a long-term nature where the concession operator is a company in which the Group has interests, either alone or together with other partners, and the borrowings necessary for financing the project are allocated to the project itself, without recourse to the shareholders or with recourse limited to the guarantees provided, under the terms set forth in Note 5.2. From a management viewpoint, Ferrovial takes into account only the investment commitments related to project capital, since the investment in the assets is financed by the project company’s borrowings.
a) Investment commitments
The investment commitments undertaken by the Group in relation to capital contributions to infrastructure projects amount to EUR 149 million (EUR 427 million in 2024). The decrease during the year 2025 is mainly explained by the capital contributions made by Ferrovial to the New Terminal One at New York’s JFK Airport. The investment commitments to the New Terminal One at New York's JFK Airport at 31 December 2025 amount to EUR 63 million (EUR 329 million in December 2024).
A breakdown of the Group’s commitments to invest capital in infrastructure project companies is as follows:

(Million euro)	2026	2027	2028	2029	2030	2030 AND BEYOND	TOTAL
Energy	61	—	5	5	—	—	71
INVESTMENTS IN FULLY- CONSOLIDATED INFRASTRUCTURE PROJECT COMPANIES	61	—	5	5	—	—	71
Highways	—	15	—	—	—	—	15
Airports	63	—	—	—	—	—	63
Construction	1	—	—	—	—	—	1
INVESTMENTS IN EQUITY- ACCOUNTED INFRASTRUCTURE PROJECT COMPANIES	63	15	—	—	—	—	78
TOTAL INVESTMENTS IN INFRASTRUCTURE PROJECT COMPANIES	124	15	5	5	—	—	149
On top of the committed investments shown above, commitments were made to invest up to EUR 30 million in investment funds in which Ferrovial holds non-controlling interests that invest in innovation projects.
In addition, commitments were made to invest up to EUR 199 million in projects primarily engaged in highways and renewable energy assets pending financial close.
b) Environmental commitments
Any operation undertaken mainly to prevent, reduce or repair damage to the environment is treated as an environmental activity.
Costs incurred to protect and improve the environment are taken to profit or loss in the year in which they are incurred, irrespective of when the resulting monetary or financial flow takes place.
Provisions for probable or certain environmental liability, litigation in progress and indemnities or other outstanding obligations of undetermined amount not covered by insurance policies are recorded when the liability or obligation giving rise to the indemnity or payment arises.